united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 10/31/15

Item 1. Reports to Stockholders.

Superfund Managed Futures Strategy Fund

Class A Shares (SUPRX)

Class I Shares (SUPIX)

Annual Report

October 31, 2015

1-855-61-SUPER

www.SuperfundUS.com

Dear Shareholders:

We are pleased to provide you with the Annual Report for the Superfund Managed Futures Strategy Fund (the “Fund”). The Fund’s return for the twelve month period ending October 31, 2015 was -4.68% for Class A shares and -4.45% for Class I Shares. The Fund’s performance trailed the Merrill Lynch Three Month U.S. T-Bill Index benchmark which returned 0.02% for the same time period.

Performance Review

During the month of November 2014, the Fund saw gains in long positions we had in stock indices. The sentiment in equity markets was positive world-wide due to positive economic releases. Short positions in certain metals were also positive contributors to the Fund’s performance in November. During the month of December 2014, the Fund’s positions in stock indices, commodities and metals were detractors to performance. The negative performance in December was partly offset by the Fund’s long positions in domestic and international bond sectors. The Fund’s long positions in domestic and international bonds were significant contributors to the positive performance in January 2015, they were also major contributors to performance for the fiscal quarter ending January 31, 2015.

In February, the Fund achieved gains in long positions to stock indices, in spite of negative sentiments on European markets. Due to less than ideal market movements, the Fund’s metals positions were negative contributors to performance, with gold being the worst performing market. The Fund had solid gains for the month of March, with stock index and bond positions - most notably U.S. Treasury Notes and German Bund. For April, the Fund’s performance slid. Most of the Fund’s losses were attributable to futures positions in bonds, whose price and yield movements were heavily influenced by continued issues between Greece and its creditors, the Bank of England’s continued policy of low interest rates, and the uncertainty of a U.S. interest rate hike, which all led to large scale sell-offs and plummeting bond prices.

In May, the Fund had a positive return. Strong performances in stock indices led the way, while bonds turned out to be the biggest under-performing asset class, with the German Bund delivering the most negative performance. For the month of June, market volatility and uncertainty on the back of a possible Greek default, along with the slowdown in China’s economy, resulted in a slide in the Fund’s performance. Creating the most downward pressure were the Fund’s exposure to stock indices, followed by metals and energies. July proved to be a month of recovery for the Fund with metals being the strongest performing sector. Currencies, bonds, and stock indices were also positive contributors to performance in July

For the month of August, rampant market volatility and looming uncertainty over the slowdown in the Chinese economy resulted in the Fund’s subpar performance. Contributing the most to this decline in performance were the Fund’s long positions held in stock indices during this market decline. For September, the bearish movements in stock indices as well as the losses for the Fund in this sector continued. However, the Fund gained from its positions in energy, most notably Brent Crude Oil. Bonds were also a strong performer for the Fund, with the Japanese Government Bond being the biggest contributor.

October saw the Fund generating overall gains of more than 1.6%, as it adapted to changing sentiment in the energy sector, allowing it to become the top performing group. The Fund’s positions in metals and stock indices were also successful. Dragging on the Fund’s gains were agricultural markets, currencies, and grains.

Strategy Summary

To pursue its investment objective, the Fund uses a managed futures strategy and principally invests in commodity, financial futures and foreign currency futures markets. The Fund seeks investment opportunities across many market sectors, including: currencies, interest rates, bonds, stock indices, metals, energy, grains and agricultural sectors.

To implement its strategy, the Fund uses fully automated, proprietary, computerized trading systems that examine a broad array of investments around the world and seek to identify market patterns that offer attractive investment opportunities. The Adviser’s trading strategy analyzes data from more than 120 different futures and forward markets worldwide on an ongoing basis and also analyzes risks related to position size, market correlation, and market volatility of potential investments.

Thank you for your investment in Superfund Managed Futures Strategy Fund.

Gerhard Entzmann

President

Superfund Advisors, Inc.

3902-NLD-12/16/2015

Superfund Managed Futures Strategy Fund

PORTFOLIO REVIEW

October 31, 2015 (Unaudited)

The Fund’s performance figures* for the period ended October 31, 2015, as compared to its benchmark:

	One Year	Since Inception(a)
Class A	(4.68)%	(2.74)%
Class A with load	(10.18)%	(5.83)%
Class I	(4.45)%	(2.56)%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index(b)	0.02%	0.03%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. The Fund’s total annual operating expenses are 3.28% and 3.03% for Class A and Class I shares, respectively, per the February 28, 2015 prospectus. For performance information current to the most recent month-end, please call toll-free 1-855-61-SUPER.

(a)	Superfund Managed Futures Strategy Fund commenced operations on December 31, 2013.

(b)	The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s asset classes are as follows:

Holdings by Asset Class	% of Net Assets
Money Market Fund	78.5%
Option Contracts	1.0%
Other Assets in Excess of Liabilities	20.5%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Superfund Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS

October 31, 2015

Shares		Fair Value
	SHORT-TERM INVESTMENTS - 78.5%
	MONEY MARKET FUND - 78.5%
3,750,202	Short-Term Investments Trust - STIC Prime Portfolio - Private Class - 0.08% *^	$3,750,202
	(Cost - $3,750,202)

Contracts
	OPTIONS PURCHASED **^# - 1.0%
	CALL OPTIONS PURCHASED **^# - 0.4%
	Brent Crude
2	Expiration December 2015, Exercise Price $65.00, Call	40
	Brent Crude
3	Expiration January 2016, Exercise Price $69.00, Call	240
	Coffee
1	Expiration December 2015, Exercise Price $165.00, Call	4
	Copper
4	Expiration December 2015, Exercise Price $290.00, Call	100
	Copper
4	Expiration December 2015, Exercise Price $305.00, Call	50
	Corn
11	Expiration December 2015, Exercise Price $500.00, Call	69
	Cotton
2	Expiration December 2015, Exercise Price $80.00, Call	10
	Crude Oil
1	Expiration December 2015, Exercise Price $55.00, Call	80
	Crude Oil
4	Expiration December 2015, Exercise Price $60.00, Call	80
	Dollar Index
6	Expiration December 2015, Exercise Price $100.00, Call	1,380
	Dollar Index
1	Expiration December 2015, Exercise Price $102.00, Call	80
	Euro Schatz
117	Expiration December 2015, Exercise Price $111.60, Call	2,587
	Gold
7	Expiration December 2015, Exercise Price $1,300.00, Call	70
	Gold
1	Expiration December 2015, Exercise Price $1,320.00, Call	10
	Gold
2	Expiration December 2015, Exercise Price $1,345.00, Call	20
	Live Cattle
3	Expiration December 2015, Exercise Price $115.00, Call	210
	Live Cattle
3	Expiration December 2015, Exercise Price $157.00, Call	150
	Live Cattle
5	Expiration December 2015, Exercise Price $160.00, Call	150
	Live Cattle
1	Expiration February 2016, Exercise Price $164.00, Call	110

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Contracts		Fair Value
	CALL OPTIONS PURCHASED **^# - 0.4% (Continued)
	Low Sulfur Gas Oil
1	Expiration November 2015, Exercise Price $525.00, Call	$5
	Low Sulfur Gas Oil
3	Expiration December 2015, Exercise Price $560.00, Call	165
	Natural Gas
6	Expiration December 2015, Exercise Price $3.40, Call	180
	Natural Gas
2	Expiration December 2015, Exercise Price $3.45, Call	40
	Natural Gas
1	Expiration December 2015, Exercise Price $3.50, Call	20
	Natural Gas
7	Expiration December 2015, Exercise Price $3.65, Call	140
	Natural Gas
13	Expiration January 2016, Exercise Price $4.00, Call	1,040
	NY Harbor ULSD
1	Expiration December 2015, Exercise Price $174.00, Call	210
	Platinum
4	Expiration January 2016, Exercise Price $1,100.00, Call	1,020
	Red Spring Wheat
21	Expiration December 2015, Exercise Price $640.00, Call	131
	Silver
3	Expiration December 2015, Exercise Price $20.00, Call	30
	Soybean
7	Expiration December 2015, Exercise Price $33.00, Call	126
	Soybean
19	Expiration December 2015, Exercise Price $40.00, Call	57
	Soybean Meal
4	Expiration December 2015, Exercise Price $350.00, Call	40
	Soybean Meal
2	Expiration December 2015, Exercise Price $450.00, Call	10
	U.S. Treasury Bond
1	Expiration December 2015, Exercise Price $172.00, Call	16
	Wheat (KCB)
2	Expiration December 2015, Exercise Price $570.00, Call	25
	Wheat (KCB)
7	Expiration December 2015, Exercise Price $600.00, Call	44
	World Sugar #11
23	Expiration March 2016, Exercise Price $16.00, Call	11,334
	World Sugar #11
5	Expiration March 2016, Exercise Price $18.25, Call	728
	TOTAL CALL OPTIONS PURCHASED (Cost - $27,026)	20,801

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Contracts		Fair Value
	PUT OPTIONS PURCHASED **^# - 0.6%
	Cocoa
15	Expiration December 2015, Exercise Price $2,600.00, Put	$150
	Cocoa Future
9	Expiration December 2015, Exercise Price $1,800.00, Put	139
	Corn
2	Expiration December 2015, Exercise Price $310.00, Put	12
	Corn
7	Expiration December 2015, Exercise Price $340.00, Put	44
	Corn
2	Expiration December 2015, Exercise Price $350.00, Put	25
	Crude Oil
5	Expiration December 2015, Exercise Price $30.00, Put	50
	Crude Oil
3	Expiration January 2016, Exercise Price $34.50, Put	360
	Crude Oil
3	Expiration February 2016, Exercise Price $32.00, Put	450
	Euro BOBL
20	Expiration December 2015, Exercise Price $126.00, Put	111
	Euro BOBL
6	Expiration December 2015, Exercise Price $126.25, Put	33
	Euro BOBL
1	Expiration December 2015, Exercise Price $126.75, Put	6
	Euro-Bund
2	Expiration December 2015, Exercise Price $145.00, Put	22
	Euro-Bund
1	Expiration December 2015, Exercise Price $146.50, Put	11
	Euro-Bund
2	Expiration December 2015, Exercise Price $147.00, Put	22
	Euro-Bund
1	Expiration December 2015, Exercise Price $151.00, Put	22
	Gold
1	Expiration December 2015, Exercise Price $900.00, Put	10
	Gold
4	Expiration December 2015, Exercise Price $950.00, Put	40
	Japan 10 Year Note
8	Expiration December 2015, Exercise Price $141.50, Put	664
	Live Cattle
11	Expiration December 2015, Exercise Price $120.00, Put	440
	Live Cattle
7	Expiration February 2016, Exercise Price $120.00, Put	1,190
	Natural Gas
1	Expiration December 2015, Exercise Price $2.00, Put	360
	Natural Gas
10	Expiration December 2015, Exercise Price $2.05, Put	4,600
	Natural Gas
1	Expiration December 2015, Exercise Price $2.15, Put	730

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2015

Contracts		Fair Value
	PUT OPTIONS PURCHASED **^# - 0.6% (Continued)
	Natural Gas
13	Expiration January 2016, Exercise Price $2.05, Put	$7,150
	Natural Gas
11	Expiration February 2016, Exercise Price $2.00, Put	6,930
	Natural Gas
7	Expiration March 2016, Exercise Price $1.50, Put	1,050
	Silver
2	Expiration December 2015, Exercise Price $12.00, Put	80
	Soybean
1	Expiration January 2016, Exercise Price $790.00, Put	62
	Soybean
8	Expiration January 2016, Exercise Price $800.00, Put	650
	Soybean Meal
1	Expiration December 2015, Exercise Price $230.00, Put	5
	5-Year U.S. Treasury Note
13	Expiration December 2015, Exercise Price $115.00, Put	102
	10-Year U.S. Treasury Note
7	Expiration December 2015, Exercise Price $119.00, Put	109
	Wheat
3	Expiration December 2015, Exercise Price $410.00, Put	19
	Wheat
9	Expiration December 2015, Exercise Price $430.00, Put	56
	Wheat
1	Expiration December 2015, Exercise Price $440.00, Put	6
	White Sugar
10	Expiration December 2015, Exercise Price $310.00, Put	—
	TOTAL PUT OPTIONS PURCHASED (Cost - $22,297)	25,710

	TOTAL OPTIONS PURCHASED (Cost - $49,323)	46,511

	TOTAL INVESTMENTS - 79.5% (Cost - $3,799,525) (a)	$3,796,713
	OTHER ASSETS IN EXCESS OF LIABILITIES - 20.5%	978,225
	NET ASSETS - 100.0%	$4,774,938

*	Money market fund; interest rate reflects seven-day effective yield on October 31, 2015.

**	Non-income producing security.

^	All or a portion of this investment is a holding of the Superfund Managed Futures Strategy Fund Ltd.

#	Each call/put option allows the holder of the option to purchase 1 future contract.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $3,796,713 and does not differ from market value.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

FUTURES CONTRACTS

October 31, 2015

Number of
Long				Unrealized Gain/
Contracts ^	Description	Expiration	Notional Value	(Loss)
23	3 Year AUD Government Bond +	Dec-15	$5,002,224	$2,037
2	10 Year AUD Government Bond +	Dec-15	1,377,538	495
2	Australian Dollar +	Dec-15	142,340	(1,560)
11	British Pound +	Dec-15	1,060,263	2,763
2	CAC 40 10 Euro	Nov-15	108,249	5,567
6	Cocoa +	Dec-15	195,540	1,650
3	Crude Oil +	Feb-16	144,780	450
21	Euro BOBL +	Dec-15	3,004,827	11,741
6	Euro-Bund +	Dec-15	1,042,866	9,442
11	FTSE/JSE Africa Top 40 Index	Dec-15	387,582	23,810
3	FTSE/MIB Index	Dec-15	372,178	9,154
2	Gasoline RBOB +	Jan-16	115,181	4,166
8	Japan 10 Year Note +	Dec-15	9,864,000	19,424
3	Lean Hogs +	Dec-15	71,040	(5,290)
9	LME Primary Aluminum 3-Month +	Dec-15	329,681	(21,938)
1	LME Primary Copper 3-Month +	Dec-15	128,088	(162)
6	LME Primary Lead 3 Month +	Dec-15	253,388	(2,513)
2	LME Primary Nickel 3-Month +	Dec-15	120,582	399
7	LME Primary Zinc 3 Month +	Dec-15	297,631	(15,794)
5	Nasdaq 100 E-Mini Index	Dec-15	464,325	32,623
6	Natural Gas +	Mar-16	150,120	(13,410)
1	Nikkei 225 Index (OSE)	Dec-15	158,463	10,492
1	OMXS30 Index	Nov-15	17,625	543
1	Robusta Coffee +	Jan-16	16,430	620
2	S&P/TSX 60 Index	Dec-15	241,071	(4,639)
2	Silver +	Dec-15	155,670	(2,455)
9	Soybean +	Jan-16	398,588	(3,675)
2	TOPIX Index	Dec-15	258,740	16,087
4	U.S. 5-Year Note +	Dec-15	479,092	(3,555)
4	U.S. 10 Year Note +	Dec-15	510,752	(4,906)
8	Wheat +	Dec-15	208,800	5,913
5	White Sugar +	Dec-15	97,850	5,575
	Net Unrealized Gain from Long Futures Contracts			$83,054

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)

FUTURES CONTRACTS

October 31, 2015

Number of
Short				Unrealized Gain/
Contracts ^	Description	Expiration	Notional Value	(Loss)
(1)	Brent Crude Oil +	Dec-15	$49,560	$200
(3)	Brent Crude Oil +	Jan-16	150,930	7,580
(1)	Canadian Dollar +	Dec-15	76,450	(1,260)
(1)	Coffee +	Dec-15	45,356	(844)
(7)	Copper +	Dec-15	405,563	(1,613)
(6)	Corn +	Dec-15	114,675	(2,613)
(1)	Cotton +	Dec-15	31,660	325
(6)	Crude Oil +	Dec-15	279,540	(4,010)
(3)	DJIA Index Mini	Dec-15	263,910	(19,880)
(7)	Dollar Index +	Dec-15	679,133	(12,538)
(2)	Euro FX +	Dec-15	275,250	738
(106)	Euro Schatz +	Dec-15	13,064,712	(14,201)
(10)	Euro STOXX 50	Dec-15	376,236	(23,992)
(1)	FTSE 100 Index	Dec-15	97,303	(2,348)
(20)	FTSE Bursa Malaysia KLCI Index	Nov-15	386,636	4,313
(3)	H-Shares Index	Nov-15	201,810	6,032
(15)	Japanese Yen +	Dec-15	1,554,000	2,350
(2)	KOSPI 200 Index	Dec-15	220,000	(12,954)
(10)	Live Cattle +	Dec-15	566,900	(17,130)
(1)	Live Cattle +	Feb-16	57,370	(120)
(23)	LME Primary Aluminum 3-Month +	Dec-15	842,519	60,044
(2)	LME Primary Copper 3-Month +	Dec-15	256,175	2,863
(5)	LME Primary Lead 3 Month +	Dec-15	211,156	6,419
(2)	LME Primary Nickel 3-Month +	Dec-15	120,582	5,418
(10)	LME Primary Zinc 3 Month +	Dec-15	425,188	17,025
(1)	Low Sulfur Gas Oil +	Nov-15	45,525	3,675
(4)	Low Sulfur Gas Oil +	Dec-15	184,000	9,425
(22)	Mexican Peso +	Dec-15	664,510	(13,535)
(4)	MSCI Taiwan Index	Nov-15	126,400	1,740
(13)	Natural Gas +	Dec-15	301,730	50,000
(12)	Natural Gas +	Jan-16	298,800	28,500
(1)	Natural Gas +	Feb-16	25,130	2,520
(1)	NY Harbor ULSD +	Dec-15	63,701	(1,781)
(3)	Platinum +	Jan-16	148,365	(9,785)
(19)	Red Wheat +	Dec-15	499,225	650
(1)	Russell Mini	Dec-15	115,830	540
(2)	S&P 500 Index E-Mini	Dec-15	207,375	(11,038)
(6)	Soybean Meal +	Dec-15	182,640	4,390
(23)	Soybean Oil +	Dec-15	389,160	18,684
(2)	SPI 200 Index	Dec-15	186,140	(6,168)
(6)	Swiss Franc +	Dec-15	759,825	14,350
(9)	Wheat (KCB) +	Dec-15	222,188	425
(26)	World Sugar #11 +	Mar-16	422,822	(58,027)
	Net Unrealized Gain from Short Futures Contracts			$34,369
	Net Unrealized Gain from Futures Contracts			$117,423

+	All or a portion of this investment is a holding of the Superfund Managed Futures Strategy (Cayman) Fund, Ltd.

^	All collateral for open futures contracts consists of cash included as deposits with the broker.

CAC - Continuous Assisted Quotation

DJIA - Dow Jones Industrial Average

FTSE - Financial Times Stock Exchange

JSE - Johannesburg Stock Exchange

KCB - Kansas City Board of Trade

KLCI - Kuala Lumpur Composite Index

KOSPI - Korea Composite Stock Price Index

LME - London Metal Exchange

MIB - Milano Italia Borsa

MSCI - Morgan Stanley Capital International

OMXS - Stockholm Index

OSE - Osaka Securities Exchange

S&P - Standard & Poor’s

SPI - Swiss Performance Index

STOXX - An index range represents a standard set of basic and innovative indices with a consistent and globally applicable methodology.

TOPIX - Tokyo Stock Price Index

TSX - Toronto Stock Exchange

ULSD - Ultra-Low-Sulfur Diesel

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

October 31, 2015

ASSETS
Investment securities:
At cost	$3,799,525
At value	$3,796,713
Deposits with broker	873,154
Unrealized appreciation on futures contracts	117,423
TOTAL ASSETS	4,787,290

LIABILITIES
Investment advisory fees payable	11,857
Distribution (12b-1) fees payable	495
TOTAL LIABILITIES	12,352
NET ASSETS	$4,774,938

Composition of Net Assets:
Paid in capital [$0 par value, unlimited shares authorized]	$5,023,705
Accumulated net investment loss	(240,884)
Accumulated net realized loss from security transactions	(122,494)
Net unrealized appreciation on investments and futures contracts	114,611
NET ASSETS	$4,774,938

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,383,381
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	252,166
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)(b)	$9.45

Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$10.03

Class I Shares:
Net Assets	$2,391,557
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	252,507
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (b)	$9.47

(a)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividends and/or distributions).

(b)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended October 31, 2015

INVESTMENT INCOME
Interest	$4,115
Less: Foreign withholding tax	(74)
TOTAL INVESTMENT INCOME	4,041

EXPENSES
Investment advisory fees	153,687
Distribution (12b-1) fees: Class A	6,418
TOTAL EXPENSES	160,105

NET INVESTMENT LOSS	(156,064)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Option Contracts	(134,036)
Futures Contracts	(211,868)
(345,904)
Net change in unrealized appreciation (depreciation) on:
Option Contracts	8,355
Futures Contracts	268,093
276,448

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(69,456)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(225,520)

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	October 31, 2015	October 31, 2014 (a)
FROM OPERATIONS
Net investment loss	$(156,064)	$(59,086)
Net realized gain (loss) on investments	(345,904)	201,381
Net change in unrealized appreciation (depreciation) on investments	276,448	(161,837)
Net decrease in net assets resulting from operations	(225,520)	(19,542)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(13,469)	—
Class I	(16,713)	—
From return of capital:
Class A	(899)	—
Class I	(1,115)	—
Total distributions to shareholders	(32,196)	—

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	—	2,510,000
Class I	—	2,510,000
Net asset value of shares issued in reinvestment of distributions:
Class A	14,368	—
Class I	17,828	—
Net increase in net assets from shares of beneficial interest	32,196	5,020,000

TOTAL INCREASE (DECREASE) IN NET ASSETS	(225,520)	5,000,458

NET ASSETS
Beginning of Period	5,000,458	—
End of Period *	$4,774,938	$5,000,458
*Includes accumulated net investment loss of:	$(240,884)	$(59,086)

SHARE ACTIVITY
Class A:
Shares Sold	—	250,750
Shares Reinvested	1,416	—
Net increase in shares of beneficial interest outstanding	1,416	250,750

Class I:
Shares Sold	—	250,750
Shares Reinvested	1,757	—
Net increase in shares of beneficial interest outstanding	1,757	250,750

(a)	The Superfund Managed Futures Strategy Fund commenced operations on December 31, 2013.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended		Period Ended
	October 31, 2015		October 31, 2014 (1)
Net asset value, beginning of period	$9.97		$10.00
Activity from investment operations:
Net investment loss (2)	(0.32)		(0.27)
Net realized and unrealized gain (loss) on investments (8)	(0.14)		0.24
Total from investment operations	(0.46)		(0.03)
Less distributions from:
Net investment income	(0.06)		—
Return of Capital	(0.00	) (7)	—
Total distributions	(0.06)		—
Net asset value, end of period	$9.45		$9.97
Total return (3)	(4.68)%		(0.30	)% (5)
Net assets, at end of period (000s)	$2,383		$2,499
Ratio of expenses to average net assets (4,9)	3.24%		3.20	% (6)
Ratio of net investment loss to average net assets (4,9)	(3.16)%		(3.20	)% (6)
Portfolio turnover rate	0%		0	% (5)

(1)	The Superfund Managed Futures Strategy Fund Class shares commenced operations on December 31, 2013.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return shown excludes the effect of applicable sales charges and redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions, if any.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Not annualized

(6)	Annualized

(7)	Amount is less then $0.005

(8)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Consolidated Statement of Operations due to the share transactions for the period.

(9)	Ratio is calculated for each share class as a whole, therefore an individuals investor’s ratio may vary.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund

CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended		Period Ended
	October 31, 2015		October 31, 2014 (1)
Net asset value, beginning of period	$9.98		$10.00
Activity from investment operations:
Net investment loss (2)	(0.30)		(0.25)
Net realized and unrealized gain (loss) on investments (8)	(0.14)		0.23
Total from investment operations	(0.44)		(0.02)
Less distributions from:
Net investment income	(0.07)		—
Return of Capital	(0.00	) (7)	—
Total distributions	(0.07)		—
Net asset value, end of period	$9.47		$9.98
Total return (3)	(4.45)%		(0.20	)% (5)
Net assets, at end of period (000s)	$2,392		$2,501
Ratio of expenses to average net assets (4,9)	2.99%		2.95	% (6)
Ratio of net investment loss to average net assets (4,9)	(2.91)%		(2.95	)% (6)
Portfolio turnover rate	0%		0	% (5)

(1)	The Superfund Managed Futures Strategy Fund Class I shares commenced operations on December 31, 2013.

(2)	Per share amounts calculated using the average shares method.

(3)	Total return shown excludes the effect of redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions, if any.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Not annualized.

(6)	Annualized.

(7)	Amount is less then $0.005

(8)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Consolidated Statement of Operations due to the share transactions for the period.

(9)	Ratio is calculated for each share class as a whole, therefore an individuals investor’s ratio may vary.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2015

1.	ORGANIZATION

The Superfund Managed Futures Strategy Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Fund commenced operations on December 31, 2013. The investment objective is to seek positive absolute returns.

The Fund offers Class A and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund's Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees or a CDSC, but have a higher minimum initial investment than Class A shares. All classes are subject to a 1% redemption fee on redemptions made within 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or sub-Advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2015

attend valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) Advisor and/or Sub-Advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor or sub-Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor or sub-Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2015

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Money Market Fund	$3,750,202	$—	$—	$3,750,202
Options Contracts	46,511	—	—	46,511
Futures Contracts	117,423	—	—	117,423
Total	$3,914,136	$—	$—	$3,914,136

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

Futures Contracts – The Fund is subject to equity price risk, interest rate risk, foreign currency exchange rate risk and volatility risk in the normal course of pursuing their investment objectives. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, a Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against this risk.

When a Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Consolidation of Subsidiary – The consolidated financial statements of the Fund include Superfund Managed Futures Strategy (Cayman) Fund Ltd. (“Superfund-CFC”), a wholly-owned and controlled foreign subsidiary.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2015

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Fund generally consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All significant inter-company accounts and transactions have been eliminated in consolidation.

A summary of the net assets of Superfund-CFC is as follows:

	Inception Date of	CFC Net Assets at	% Of Net Assets at
	CFC	October 31, 2015	October 31, 2015
CFC	7/7/2014	$926,038	19.39%

For tax purposes, Superfund-CFC is an exempted Cayman investment company. Superfund-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. or U.S. income tax purposes, Superfund-CFC is a CFC which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, Superfund-CFC's net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund's investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures program, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodities Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Counterparty Credit Risk - The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Currency Risk - The risk that foreign currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk - The derivative instruments in which the Fund may invest, including futures, forwards, options, swaps, including total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2015

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s liability derivatives available for offset under a master netting arrangement net of collateral pledged as of October 31, 2015.

				Gross Amounts Not Offset in the Statement
Assets:				of Assets & Liabilities

		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement
	of Recognized	Assets &	of Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Futures contracts	$411,155	$293,732	$117,423	$—	$117,423	$—
Options contracts	46,511	—	46,511	—	46,511	—
Total	$457,666	$293,732	$163,934	$—	$163,934	$—

(1)	Collateral pledged in table above is capped by the recorded investment balances related to options purchased and futures contracts based on the information that was available to the Fund as of October 31, 2015. Total collateral held by the broker as of October 31, 2015 in the form of cash was $873,154 as presented gross as deposits with broker on the Consolidated Statement of Assets and Liabilities.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities:

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities for the year ended October 31, 2015:

	Asset Derivatives		Liability Derivatives
Contract Type/
	Consolidated Statement of		Consolidated Statement of Assets
Primary Risk Exposure	Assets and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity contracts:	Net Unrealized Appreciation from open futures contracts	$110,901	Net Unrealized Depreciation from open futures contracts	$93,557
Commodity contracts:	Investment securities at value	41,347	Investment securities at value	—
	Net Unrealized Appreciation from open futures	236,915	Net Unrealized Depreciation from open future contracts	161,158
Interest rate contracts:	Investment securities at value,	5,164	Investment securities at value,	—
	Net Unrealized Appreciation from open future contracts	43,139	Net Unrealized Depreciation from open future contracts	22,662
Foreign exchange contracts:	Net Unrealized Appreciation from open future contracts	20,200	Net Unrealized Depreciation from open future contracts	16,355
		$457,666		$293,732

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2015

Impact of Derivatives on the Consolidated Statement of Operations:

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended October 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest	Net realized gain (loss) from option contracts and futures contracts
Rate Options and Futures Contracts	Net change in unrealized appreciation (depreciation) from options contracts and futures contracts

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the Fund for the year ended October 31, 2015:

Net Change in Unrealized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	October 31, 2015
Futures Contracts	$104,427	$(18,891)	$103,967	$78,590	$268,093
Options Contracts	5,962	—	—	2,394	8,355
	$110,389	$(18,891)	$103,967	$80,984	$276,448

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations

					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	October 31, 2015
Futures Contracts	$(272,682)	$170,027	$(255,895)	$146,682	$(211,868)
Options Contracts	(109,155)	(2,591)	—	(22,290)	(134,036)
	$(381,837)	$167,436	$(255,895)	$124,392	$(345,904)

The notional value of the derivative instruments outstanding as of October 31, 2015 as disclosed in the Consolidated Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined using the first-in-first-out cost method.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2015

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax year (2014) or expected to be taken in the Fund’s 2015 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and futures contracts, for the year ended October 31, 2015, amounted to $0 and $0 respectively.

4.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Superfund Advisors Inc. serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to the Advisory Agreement, the Fund pays the Advisor a unitary management fee for the services and facilities it provides at the annual rate of 2.99% of the Fund’s average daily net assets. The unitary management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board, shareholders of the Fund or the Advisor may terminate the Advisory Agreement upon sixty (60) day notice. For the year ended October 31, 2015, the Advisor earned advisory fees of $153,687.

Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Advisor’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Advisor for providing services for the Fund.

The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets for Class A and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended October 31, 2015, pursuant to the Plan, Class A paid $6,418.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2015

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended October 31, 2015, the Distributor received no underwriting commissions for sales of Class A shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the year ended October 31, 2015 was as follows:

Fiscal Year Ended
October 31, 2015
Ordinary Income	$30,182
Long-Term Capital Gain	—
Return of Capital	2,014
$32,196

The Fund made no distributions for the period ended October 31, 2014.

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(145,721)	$(237,720)	$—	$134,674	$(248,767)

The difference between book basis and tax basis unrealized appreciation, accumulated net realized loss and accumulated net investment loss is primarily attributable to tax adjustments for the Fund’s wholly owned subsidiary and the mark-to-market on open futures contracts.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $145,721.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2015

At October 31, 2015, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$230,820	$6,900	$237,720

Permanent book and tax differences, primarily attributable to the tax treatment of foreign bond futures gains/ (losses) and net operating losses, resulted in reclassification for the year ended October 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(26,477)	$4,448	$22,029

6.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended October 31, 2015, the Fund did not assess any redemption fees.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in Invesco Short-Term Investments Trust – STIC Prime Portfolio (the “Money Market Fund”). The Fund may redeem its investment from the Money Market Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Money Market Fund. The financial statements of the Money Market Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of October 31, 2015, the percentage of the Fund’s net assets invested in the Money Market Fund was 78.5%.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a) 9 of the Act. As of October 31, 2015, Superfund USA Holdings, Inc. held 100% of the voting securities of the Fund.

9.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2015

10.	SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust
and the Shareholders of Superfund Managed Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Superfund Managed Futures Strategy Fund (the Fund), a series of the Two Roads Shared Trust, as of October 31, 2015, the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and consolidated financial highlights for the year then ended and for the period from December 31, 2013 (commencement of operations) through October 31, 2014. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2015, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Superfund Managed Futures Strategy Fund as of October 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets and its consolidated financial highlights for the year then ended and for the period from December 31, 2013 (commencement of operations) through October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Denver, Colorado
December 30, 2015

Superfund Managed Futures Strategy Fund
EXPENSE EXAMPLES
October 31, 2015 (Unaudited)

As a shareholder of Superfund Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Superfund Managed Futures Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Superfund Managed Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	5/1/15	10/31/15	5/1/15 – 10/31/15	5/1/15 – 10/31/15
Class A	$1,000.00	$897.40	$15.50	3.24%
Class I	1,000.00	898.50	14.31	2.99

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	5/1/15	10/31/15	5/1/15 – 10/31/15	5/1/15 – 10/31/15
Class A	$1,000.00	$1,008.87	$16.41	3.24%
Class I	1,000.00	1,010.13	15.15	2.99

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

Approval of Advisory Agreement – Superfund Managed Futures Strategy Fund (Unaudited)

At a meeting held on October 6, 2015 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), including each of the Independent Trustees, considered the renewal of the investment advisory agreement (the “Agreement”) between Superfund Advisors Inc. (“Superfund” or the “Adviser”) and the Trust, on behalf of the Superfund Managed Futures Strategy Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (a) a description of the Adviser’s investment management personnel; (b) an overview of the Adviser’s operations and financial condition; (c) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (d) a comparison of the Fund’s advisory fee and expense ratio to those of comparable mutual funds; (e) the level of profitability from the Adviser’s fund- related operations; (f) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions; and (g) performance information of the Fund compared to its benchmark index and a group of mutual funds with similar investment strategies.

In its consideration of the Agreement, the Board did not identify any single factor as controlling. Matters considered by the Board in connection with its approval of the Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Independent Trustees reviewed materials provided by Superfund related to the Advisory Agreement with the Trust on behalf of the Fund, including the Advisory Agreement, a description of the manner in which investment decisions are made and executed, a review of the financial condition of Superfund, an overview of the personnel that perform services for the Fund, Superfund’s compliance policies and procedures, including a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b), a written risk assessment and a record of the fees, expenses and performance of the Fund as compared to other mutual funds with similar investment strategies.

In reaching their conclusions, the Independent Trustees considered the experience and qualifications of Superfund’s management team, the description provided by Superfund of its practices for executing the Fund’s investment strategies and the performance of the Fund. The Independent Trustees considered that Superfund’s personnel have experience in building and managing investment systems for the trading of futures and futures-related instruments, noting that affiliates of Superfund have operated managed futures strategies since 1996. The Independent Trustees considered that the Fund has not been broadly marketed, but that Superfund continues to demonstrate that it has the appropriate background, experience and capability to manage the Fund. The Independent Trustees noted that Superfund has devoted sufficient resources to maintaining its compliance program, and that although the Fund is not yet available to outside investors, Superfund is appropriately focused on marketing and distribution programs for the Fund. The Independent Trustees concluded that Superfund had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures required to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by Superfund to the Fund were satisfactory and reliable.

Performance. The Independent Trustees considered the Fund’s performance as of September 4, 2015, as compared to the Fund’s Morningstar category (Managed Futures) (the “Peer Group”). The Trustees noted that the Fund underperformed the mean and median of its Peer Group for this period, but took into account that the spread between returns of the highest and lowest performing funds across the Peer Group was considerable. The Trustees also took into account that the Fund outperformed its benchmark, the Bank of America Merrill Lynch 3- Month Treasury Bill Index, for the one-year period ended June 30, 2015. In evaluating the performance of the Fund, the Independent Trustees considered that the Fund had not been in operation for a sufficient time period to establish a meaningful performance record. The Independent Trustees concluded that, based on Superfund’s presentation and the performance of the Fund, Superfund’s performance was satisfactory and that Superfund was expected to obtain an acceptable level of investment returns to shareholders.

Fees and Expenses. As to the costs of the services provided and profits realized by Superfund, the Independent Trustees considered that the Fund charges a unitary fee (exclusive of distribution fees, acquired fund fees and all other operating expenses not specifically assumed by the Fund) of 2.99% of the Fund’s average daily net assets. The Independent Trustees considered that because of the structure of the Fund’s fees, a comparison of the Fund’s unitary fee to the advisory fees of peer funds, exclusive of those funds’ expenses, would not provide a relevant basis for determining the reasonableness of the Fund’s unitary fee. The Independent Trustees then compared the Fund’s net expense ratio to the net expense ratios of the funds in the Peer Group and considered that the Fund’s net expense ratio (Class A shares) was higher than the mean and median of the Peer Group, but was not the highest. The Independent Trustees also considered that one of the funds in the Peer Group employs an identical unitary fee structure to that of the Fund. The Independent Trustees concluded that the unitary fee paid to Superfund was reasonable and that the overall expense ratio was acceptable in light of these factors.

Profitability. The Independent Trustees considered Superfund’s profitability and whether these profits are reasonable in light of the services provided to the Fund. The Independent Trustees reviewed a profitability analysis prepared by Superfund based on current asset levels, and considered that the Fund is currently not generating a profit for Superfund.

Economies of Scale. The Independent Trustees considered whether Superfund would realize economies of scale with respect to its management of the Fund. The Independent Trustees considered the profitability analysis included in the Board Materials, and noted that at current asset levels, economies of scale was not a relevant consideration. The Independent Trustees noted that they would revisit whether economies of scale exist in the future once the Fund has achieved sufficient scale.

Conclusion. The Meeting was then reconvened. The Chairman reported that the Independent Trustees, having requested and received such information from Superfund as they believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Independent Trustees had appropriately considered and weighed all relevant factors, determined that approval of the Advisory Agreement for an additional one-year term is in the best interests of the Fund and its current and future shareholders. In considering the Advisory Agreement, the Independent Trustees did not identify any one factor as all important and each Trustee may have considered different factors as more important.

Superfund Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2015

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee, Valuation Committee Chairman	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	121	Forethought Variable Insurance Trust (since 2013); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014); and Oak Hill Advisors Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011)	121	Schroder Global Series Trust (since 2012); Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (since 2010); Partner, Davidoff, Malito & Hutcher, LLP (2004- 2010)	11	Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Associate Professor, University of Washington School of Law (since 2014); Assistant Professor, University of Washington School of Law (2010-2014); Partner, Howard Rice, P.C. (2007-2010);	11	Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)

10/31/15 – Two Roads v2

Superfund Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2015

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Inception	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); and President and Manager, Blu Giant, LLC (2004 - 2011).	N/A	Northern Lights Fund Trust (since 2013)
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Secretary Since 2013	Assistant Vice President, Gemini Fund Services, LLC, (2012 – present); Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., (2011-2012); Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc.) (2008-2011).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	Treasurer Since Inception	Senior Vice President (2012 to present); Vice President (from 2004 to Present; Gemini Fund Services, LLC.	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present); Compliance Officer, Mick & Associates (August, 2009 - September 2011); Assistant Director, FINRA (January 2000 – August 2009).	N/A	N/A

*	Information is as of December 21, 2015.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-61-SUPER.

10/31/15 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-61-SUPER or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-61-SUPER.

Investment Advisor
Superfund Advisors Inc.
P.O. Box 1568
St. George’s
GRENADA

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Gersten is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 – $13,500

2014 – $13,500

(b)	Audit-Related Fees
2015 – None

2014 – None

(c)	Tax Fees

2015 – $3,500

2014 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 - None

2014 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2015     2014

Audit-Related Fees:      0.00%   0.00%

Tax Fees:      0.00%   0.00%

All Other Fees:      0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 - $3,500

2014 - $3,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Two Roads Shared Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 1/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 1/8/16

By (Signature and Title)

/s/ James Colantino

James Colantino, Treasurer/Principal Financial Officer

Date 1/8/16